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                       AIM VARIABLE INSURANCE FUNDS, INC.

                        AIM V.I. GROWTH AND INCOME FUND


                        Supplement dated October 9, 1996
                      to the Prospectus dated May 1, 1996


The second sentence of the first paragraph under the caption "Certain Investment Strategies and Techniques" on page 5 is revised to read in its entirety as follows:

       "The Fund may: (1) invest in money market obligations, foreign securities (including ADRs and EDRs), repurchase agreements, reverse repurchase agreements, taxable municipal securities, illiquid securities and Rule 144A securities; (2) purchase or sell securities on a delayed delivery or when-issued basis and may borrow money; and (3) lend portfolio securities and make short sales "against the box.""